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                                                                   EXHIBIT 10.48


                                    AMENDMENT

         This Amendment (the "Amendment") is made and entered into on June 30, 2001 (the "Amendment Date") by and between Avigen, Inc., a Delaware corporation having its principal place of business at 1201 Harbor Bay Parkway, Suite 1000, Alameda, California 94502 ("Avigen"), and Bayer Corporation, an Indiana corporation having offices at 79 T.W. Alexander Drive, 4101 Research Commons, P.O. Box 13887, Research Triangle Park, North Carolina 27709 ("Bayer") (hereinafter, each of Avigen and Bayer a "Party" and, collectively, the "Parties").

         WHEREAS, Avigen and Bayer are parties to that certain Agreement dated November 17, 2000 relating to the further development and commercialization of a factor IX gene therapy product being developed for the treatment of hemophilia type B (the "Agreement); and

         WHEREAS, Section 18.2(f)(iii) contained an incorrect Section reference which the Parties wish now to correct;

         NOW THEREFORE, in consideration of the above-stated premises and of the mutual covenants and agreements set forth below, and intending to be legally bound by the provisions of this Amendment, the Parties hereby agree as follows:

1. Section 18.2(f)(iii) of the Agreement is hereby amended to delete the phrase "under this Section 18.2(f)(ii)" and replace it with the phrase "under this
Section 18.2(f)(iii)." The Parties have exchanged, prior to the Amendment Date, a replacement page for page 51 of the Agreement (containing Section 18.2(f)(iii)) as originally executed, which replacement page illustrates the amendment made by the foregoing sentence.

2. The remaining provisions of the Agreement shall continue in force unaltered.

3. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, other than its conflict of laws principles directing the application of any law other than that of the State of New York.

4. This Amendment constitutes the entire agreement among the Parties with respect to the matters set forth herein, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect thereto.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the Amendment Date.

BAYER CORPORATION                           AVIGEN, INC.


By: /s/ A. J. Nagle                       By: /s/ K Chahine
    -------------------------------           -------------------------------
Name:  Anthony Nagle                      Name:  Kenneth Chahine, Ph.D., J.D.
Title: Vice President                     Title: VP, Business Development
       Biological Products                       and Intellectual Property